UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2011
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-31533 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders
     (a) The Registrant held its Annual Meeting of Shareholders on June 8, 2011.
     (b) Proxies for the Annual Meeting of Shareholders were solicited pursuant to Regulation 14A of the Exchange Act; there was no solicitation in opposition to management’s nominees for directors as listed in the Proxy Statement and all such nominees were elected. The final results of the voting for eight directors for a term until the 2012 Annual Meeting of Shareholders are set forth below:
Proposal No. 1 — Election of Directors

	Votes For	Withheld	Broker non-votes
Alfred Altomari	13,661,216	216,692	0

David M. Bartash	13,359,796	518,112	0

Alexander W. Casdin	9,863,921	4,013,987	0

Robert F. Doman	13,658,064	219,844	0

Jay M. Haft, Esq.	13,359,452	518,456	0

Paul J. Hondros	13,658,068	219,840	0

Magnus Moliteus	13,382,598	495,310	0

David M. Wurzer, CPA	13,659,590	218,318	0
     Described below are the other matters voted upon at the Annual Meeting of Shareholders and the final number of affirmative votes, negative votes, abstentions, broker non-votes and preference related to non-binding advisory votes.
Proposal No. 2 — Approval of amendments to the 2006 Equity Compensation Plan and to ratify the 2011 Amended and Restated Equity Compensation Plan — Approved and ratified
Approval of the Company’s 2011 Amended and Restated Equity Compensation Plan, which is an amendment and restatement of the Company’s 2006 Equity Compensation Plan, as amended.

Votes For	Votes Against	Abstentions	Broker non-votes
12,642,263	1,209,958	25,688	6,511,612

Proposal No. 3 — Ratification of the Selection of Independent Registered Public Accounting Firm — Ratified
Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker non-votes
20,264,634	78,630	46,257	0
Proposal No. 4 — To conduct a “Say-on-Pay” advisory vote on the approval of executive compensation — Approved
The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker non-votes
13,751,073	89,436	37,399	6,511,613
Proposal No. 5 — To conduct a “Say-When-on-Pay” advisory vote on the approval of the frequency of shareholder votes on executive compensation — Every Year
The shareholders indicated their preference, on a non-binding advisory basis, to conduct future advisory votes on executive compensation annually.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker non-votes
13,559,075	94,444	204,313	20,077	6,511,612

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: June 10, 2011	By:	/s/ Robert F. Doman

Robert F. Doman, President and Chief Executive Officer